WESMARK FUNDS

WesMark Small Company Growth Fund
WesMark Growth Fund
WesMark Balanced Fund
WesMark Government Bond Fund
WesMark West Virginia Municipal Bond Fund

Supplement to Prospectus dated March 31, 2007.

1.	Under the section “What Are The Fund’s Fees And Expenses?” please delete the current table and replace with the following:

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Funds.

	WesMark Small Company Growth Fund	WesMark Growth Fund	WesMark Balanced Fund	WesMark Government Bond Fund	WesMark West Virginia Municipal Bond Fund
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None
Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (Before Anticipated Waivers)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.75%	0.75%	0.75%	0.60%	0.60%
Distribution (12b-1) Fee	None	None	None	None	None
Other Expenses[3]	0.80%	0.52%	0.68%	0.51%	0.64%
Total Direct Annual Fund Operating Expenses	1.55%	1.27%	1.43%	1.11%	1.24%
Acquired Fund Fees and Expenses[4]	0.01%	0.01%	0.01%	0.01%	0.01%
Total Direct and Acquired Annual Fund Operating Expenses	1.56%	1.28%	1.44%	1.12%	1.25%

1
The percentages shown are based on anticipated expenses for the entire fiscal year ending January 31, 2008. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser, administrator and shareholder services provider expect to waive certain amounts. These are shown below along with the net expenses each Fund expects to pay for the fiscal year ending January 31, 2008.

Total Waivers of Fund Expenses	0.15%	0.00%	0.01%	0.00%	0.10%
Total Direct and Acquired Annual Fund Operating Expenses (after anticipated waivers)	1.41%	1.28%	1.43%	1.12%	1.15%
2
The Adviser expects to voluntarily waive a portion of the management fee for WesMark West Virginia Municipal Bond Fund. The Adviser can terminate this anticipated voluntary waiver at any time. The management fee paid by the WesMark West Virginia Municipal Bond Fund (after the anticipated voluntary waiver) is expected to be 0.50% for the fiscal year ending January 31, 2008.

3
Includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services. Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. Please see "Payments to Financial Intermediaries" herein. The shareholder services provider expects to voluntarily waive a portion of the shareholder services fee for the WesMark Small Company Growth Fund. The administrator expects to voluntarily waive a portion of its fee for the WesMark Small Company Growth Fund and the WesMark Balanced Fund. The administrator and the shareholder services provider can terminate these anticipated voluntary waivers at any time. Total other expenses paid by the WesMark Small Company Growth Fund and the WesMark Balanced Fund (after the anticipated voluntary waivers) are expected to be 0.65% and 0.67%, respectively, for the fiscal year ending January 31, 2008.

4
The Funds' shareholders indirectly bear the expenses of the acquired fund in which the Funds invest. The Funds' estimated indirect expenses from investing in the acquired fund is based upon the average allocation of the Funds' investments in the acquired fund and upon the actual operating expenses of the acquired fund (including any current waivers and expense limitations) from its most recent shareholder report dated January 31, 2007. Actual acquired fund expenses incurred by the Funds may vary with changes in the allocation of the Fund's assets among the acquired fund and with other events that directly affect the expenses of the acquired fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in each of the WesMark Funds ("the Funds") with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are based upon the Total Direct and Acquired Annual Fund Operating Expenses (before anticipated waivers) as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
WesMark Small Company Growth Fund	$159	$493	$850	$1,856
WesMark Growth Fund	$130	$406	$702	$1,545
WesMark Balanced Fund	$147	$456	$787	$1,724
WesMark Government Bond Fund	$114	$356	$617	$1,363
WesMark West Virginia Municipal Bond Fund	$127	$397	$686	$1,511

2.	Under the section “Payments To Financial Intermediaries” please delete the sub-section “Rule 12b-1 Plan” in its entirety.

3.	Also under the section “Payments To Financial Intermediaries” please delete the reference to the Rule 12b-1 Plan in the sub-section “Additional Payments to Financial Intermediaries”.

September 13, 2007

Investment Company Act File No. 811-7925
Cusip 951025501  Cusip 951025402
Cusip 951025204  Cusip 951025105
Cusip 951025303

37302 (9/07)

WESMARK FUNDS

WesMark Small Company Growth Fund
WesMark Growth Fund
WesMark Balanced Fund
WesMark Government Bond Fund
WesMark West Virginia Municipal Bond Fund

Supplement to Statement of Additional Information dated March 31, 2007.

1.	Under the section “How are the Funds Sold?” please delete the sub-section “Rule 12b-1 Plan” in its entirety.

2.	Also under the section “How are the Funds Sold?” please delete the reference to the Rule 12b-1 Plan in the sub-section “Additional Payments to Financial Institutions”.

September 13, 2007

Investment Company Act File No. 811-7925
Cusip 951025501  Cusip 951025402
Cusip 951025204  Cusip 951025105
Cusip 951025303

37301 (9/07)